TIAA SEPARATE ACCOUNT VA-1

SUPPLEMENT NO. 2
dated January 9, 2023
to the Statement of Additional Information (“SAI”)
dated May 1, 2022, as supplement through October 3, 2022

At the meeting of the Management Committee of TIAA Separate Account VA-1 (the “separate account”) held on December 6, 2022, Joseph A. Carrier and Nicole Thorne Jenkins were elected to serve as new Managers of the Management Committee effective January 1, 2023.

Therefore, effective immediately, the total number of Managers as set forth in the first sentence of the first paragraph currently appearing under the sub-section entitled “Management Committee leadership structure and related matters” of the sub-section entitled “The Management Committee” of the section entitled “Management of the separate account” on page 17 of the SAI is hereby increased from nine to eleven.

Effective immediately, the following entries are hereby added in the “Disinterested Managers” chart currently appearing under the section entitled “Management of the separate account” beginning on page 19 of the SAI:

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Manager	Other directorships and positions held by Manager
Joseph A. Carrier c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1960	Manager	Indefinite term. Manager since 2023.	Senior Vice President, Enterprise Risk Management, Franklin Resources, Inc. (2020–2022). Senior Managing Director, Chief Risk Officer and Chief Audit Executive, Legg Mason, Inc. (2008–2020). Mr. Carrier has particular experience in investment management, risk management, and finance.	88	Director, Franklin Templeton Irish Funds; Board Member, Cal Ripken, Sr. Foundation; Advisory Board Member, Loyola University Maryland, Sellinger School of Business and Management.
Nicole Thorne Jenkins c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1970	Manager	Indefinite term. Manager since 2023.	John A. Griffin Dean of the McIntire School of Commerce at the University of Virginia (2020–present). Vice Dean (2016–2020), Von Allmen Chaired Professor of Accountancy (2017–2020), Associate Professor and EY Research Fellow (2012–2017), Gatton College of Business and Economics at the University of Kentucky.	88	Trustee and Audit Committee Member, Strada Education Network.

			Ms. Thorne Jenkins has particular experience in higher education, accounting, finance, and social impact. She is licensed as a certified public accountant in the State of Maryland.

Effective immediately, the following entries are hereby added to the chart currently appearing under the sub-section entitled “Equity ownership of Managers” of the section entitled “Management of the separate account” on page 22 of the SAI:

Name	Dollar range of equity securities in the registrant	Aggregate dollar range of equity securities in all registered investment companies overseen in family of investment companies
Joseph A. Carrier	None	None
Nicole Thorne Jenkins	None	None

Effective immediately, the following hereby replaces in its entirety the table set forth under the sub-section entitled “Manager and officer compensation” of the section entitled “Management of the separate account” on page 22 of the SAI:

Name	Aggregate compensation from the registrant	[1]	Long-term compensation accrued as part of registrant expenses	[2]	Total compensation paid from TIAA-CREF Fund Complex	[1]
Forrest Berkley[3]	$ 873.44		$236.06		$390,000.00
Joseph A. Boateng	873.46		236.06		370,000.00
Joseph A. Carrier[5]	—		—		—
Janice C. Eberly[3]	873.44		236.06		390,000.00
Nancy A. Eckl	991.46		236.06		460,000.00
Michael A. Forrester[3]	967.87		236.06		410,000.00
Howell E. Jackson[3]	897.03		236.06		445,000.00
Nicole Thorne Jenkins[5]	—		—		—
Thomas J. Kenny[3]	1,156.70		236.06		510,000.00
James M. Poterba[3]	991.47		236.06		440,000.00
Maceo K. Sloan[4]	944.23		236.06		400,000.00
Laura T. Starks[4]	873.47		236.06		370,000.00
Loren M. Starr[5]	—		—		—
[1]	Compensation figures include cash and amounts deferred under both the long-term compensation plan and optional deferred compensation plan described below.
[2]	Amounts deferred under the long-term compensation plan described below.
[3]	A portion of this compensation was not actually paid based on the prior election of the Manager to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer Managers described below. For the fiscal year ended December 31, 2021, Mr. Berkley elected to defer $290,000, Prof. Eberly elected to defer $290,000, Mr. Forrester elected to defer $310,000, Prof. Jackson elected to defer $34,500, Mr. Kenny elected to defer $123,000 and Prof. Poterba elected to defer $340,000 of total compensation from the TIAA-CREF Fund Complex.
[4]	Effective January 6, 2022, Prof. Starks no longer serves as a Manager. Effective September 13, 2022, Mr. Sloan no longer serves as a Manager. Mr. Sloan currently serves as a consultant to the Boards of Trustees of the TIAA-CREF Funds and TIAA-CREF Life Funds, subject to terms agreed upon with those Boards.
[5]	Joseph A. Carrier, Nicole Thorne Jenkins and Loren M. Starr did not serve as Managers and received no compensation for the fiscal year ended December 31, 2021.

Joseph A. Carrier will serve as a member of the Investment and Operations Committees. Effective immediately, Joseph A. Carrier is hereby added to the lists of current members of such committees in sections (2) and (5) currently appearing under the sub-section entitled “Committees” of the section entitled “Management of the separate account” beginning on page 23 of the SAI.

Nicole Thorne Jenkins will serve as a member of the Audit and Compliance and Investment Committees. Effective immediately, Nicole Thorne Jenkins is hereby added to the lists of current members of such committees in sections (1) and (2) currently appearing under the sub-section entitled “Committees” of the section entitled “Management of the separate account” beginning on page 23 of the SAI.

A41369 (1/23)